UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2022

AURA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17249	95-4106894
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

20431 North Sea Circle

Lake Forest, CA 92630

(Address of principal executive offices)

(310) 643-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Registrant’s Certifying Accountant

On April 12, 2022 (the "Dismissal Date"), the audit committee (the “Audit Committee”) of the Company’s board of directors dismissed BF Borgers CPA PC ("Borgers") as the Company's independent registered public accounting firm and informed Borgers of such decision on the same date.

The reports of Borgers on the audited consolidated financial statements of the Company for the fiscal years ended February 28, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles except for an explanatory paragraph in the report regarding substantial doubt about the Company’s ability to continue as a going concern.

As of the date of the dismissal, Borgers did not complete its audit of the Company’s consolidated financial statements for the fiscal year ended February 28, 2022. During the fiscal years ended February 28, 2021 and 2020, as well as during the subsequent interim period preceding the Dismissal Date, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Borgers with respect to any matter relating to accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Brogers, would have caused it to make reference thereto in its reports on the audited consolidated financial statements of the Company for such years; or (ii) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except the material weaknesses reported in Part II, Item 9A “Controls and Procedures” in the Company’s Annual Reports on Form 10-K for the years ended February 28, 2021 and February 28, 2020.

The Company has provided Borgers with a copy of this Current Report on Form 8-K in accordance with Item 304(a)(3) of Regulation S-K and requested that Borgers provide the Company with a letter addressed to the SEC stating whether or not it agrees with the above disclosures. A copy of Borgers’ letter to the SEC dated April 15, 2022 is attached hereto as Exhibit 16.1.

(b) Appointment of New Certifying Accountant

On April 12, 2022 (the “Engagement Date”), the Audit Committee approved the selection and engagement of Weinberg and Company as the Company's new independent registered public accounting firm. During the years ended February 28, 2021 and 2020, and the subsequent interim period through the Engagement Date, neither the Company, nor anyone on its behalf, consulted Weinberg and Company regarding any of the matters or events set forth in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from BF Borgers CPA PC to the Securities and Exchange Commission, dated April 15, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2022	By:	/s/ Cipora Lavut
Cipora Lavut
President